FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 15, 1999, is made among AVADO BRANDS, INC., as "Borrower"; WACHOVIA BANK, NATIONAL ASSOCIATION, BANKBOSTON, N.A., and the other parties listed as a "Bank" or the "Banks" on the signature page(s) hereof, as "Banks"; WACHOVIA BANK, NATIONAL ASSOCIATION, as "Administrative Agent" for the Banks, the "Syndication Agent," the "Arranger," the "Co-Arranger" (each as defined below) and itself; BANKBOSTON, N.A., as "Syndication Agent " for the Banks; WACHOVIA SECURITIES, INC., as "Arranger"; and BANCBOSTON ROBERTSON STEPHENS, INC., as "Co-Arranger." The Borrower, the Banks, the Administrative Agent, the Syndication Agent, the Arranger and the Co-Arranger are hereinafter called, collectively, the "Parties." The Parties are parties to a Credit Agreement, dated as of June 22, 1999 (the "Credit Agreement"), and are entering into this Amendment for the purpose of amending the Credit Agreement in the manner specified below.

Accordingly, for value received, the Parties agree as follows:

1. Definitions.

     1.1 Terms Incorporated by Reference. Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Credit Agreement.

     1.2 Change to Accounting  Terms and  Determinations  . The last sentence of
Section 1.2 of the Credit Agreement, which presently reads as follows:

     In determining compliance of the Borrower with the financial covenants set forth in Sections 5.4 through 5.7 hereof, and, in making such calculations for any other purposes hereunder, including, without limitation, the determination of the Applicable Margin pursuant to the definition thereof and the determination of the unused commitment fee pursuant to Section 2.6.2, (i) there shall be excluded from the calculations of Consolidated Net Income, depreciation and amortization expense and operating lease and rent expense any amounts attributable to Applebee's Neighborhood Grill & Bar restaurants which were sold prior to the Closing Date, and [(ii)] for the Fiscal Quarters of Borrower ending closest to June 30, 1999, September 30, 1999, December 31, 1999 and March 31, 2000, interest expense shall be "annualized," rather than presented historically; e.g., for the four (4) Fiscal Quarters ending closest to each such date, interest expense shall be computed by multiplying interest expense for the Fiscal Quarter ending closest to such date, and multiplying by four (4).

     shall be deleted in its entirety and the following revised last sentence shall be substituted in its place:

     In determining compliance of the Borrower with the financial covenants set forth in Sections 5.4 through 5.7 hereof, and, in making such calculations for any other purposes hereunder, including, without limitation, the determination of the Applicable Margin pursuant to the definition thereof and the determination of the unused commitment fee pursuant to Section 2.6.2, there shall be excluded from the calculations of Consolidated Net Income, depreciation and amortization expense and operating lease and rent expense any amounts attributable to Applebee's Neighborhood Grill & Bar restaurants which were sold prior to the Closing Date.

     1.3 Change to Defined Term. The defined term "Fixed Charge Coverage Ratio," set forth in Section 1.1 of the Credit Agreement, which presently reads:

     "Fixed Charge Coverage Ratio" shall mean, for any fiscal period, the ratio which (A) the sum of (i) EBITDAR for such period; plus (ii) the sum (without duplication) of (a) any dividends paid in respect of Redeemable Preferred Stock during such period, plus (b) any payments made (howsoever denominated or construed) in respect of any TECONS in such period, regardless of maturity or


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the timing of any redemption or repurchase rights granted in regard thereto (the sum of (a) and (b) above being called, collectively, "Investment Costs" herein); bears to (B) the sum (without duplication) of: (i) all Investment Costs; plus
(ii) operating lease expense; plus (iii) interest expense; in each case, for the Borrower and its Consolidated Subsidiaries for the same such period; all as determined under GAAP.

     shall be deleted in its entirety and the following revised definition of "Fixed Charge Coverage Ratio" shall be substituted in its place (emphasis added to reflect additions):

     "Fixed Charge Coverage Ratio" shall mean, for any fiscal period, the ratio which (A) the sum of (i) EBITDAR for such period; plus (ii) the sum (without duplication) of (a) any dividends paid in respect of Redeemable Preferred Stock during such period, plus (b) any payments made (howsoever denominated or construed) in respect of any TECONS in such period, regardless of maturity or the timing of any redemption or repurchase rights granted in regard thereto (the sum of (a) and (b) above being called, collectively, "Investment Costs" herein); bears to (B) the sum (without duplication) of: (i) all Investment Costs; plus
(ii) operating lease expense; plus (iii) interest expense; in each case, for the Borrower and its Consolidated Subsidiaries for the same such period; all as determined under GAAP; provided, however, that for the Fiscal Quarters of Borrower ending closest to June 30, 1999, September 30, 1999, December 31, 1999 and March 31, 2000, interest expense shall be "annualized," rather than presented historically; that is, computed as follows: (i) for the Fiscal Quarter ending closest to June 30, 1999, multiply interest expense for such Fiscal Quarter by four (4); (ii) for the Fiscal Quarter ending closest to September 30, 1999, add together interest expense for such Fiscal Quarter and the preceding Fiscal Quarter, divide the sum obtained by two (2), and multiply the quotient resulting by four (4); (iii) for the Fiscal Quarter ending closest to December 31, 1999, add together interest expense for such Fiscal Quarter and the two (2) preceding Fiscal Quarters, divide the sum obtained by three (3), and multiply the quotient resulting by four (4); and (iv) for the Fiscal Quarter ending closest to March 31, 2000, add together interest expense for such Fiscal Quarter and the three (3) preceding Fiscal Quarters, divide the sum obtained by four (4) and multiply the quotient resulting by four (4).

     1.4 Certain Designations. Section 9.20 of the Credit Agreement (Certain Designations) shall be amended by adding thereto, at the present end thereof, the following sentence:

     Without limitation of the foregoing, neither the "Arranger" nor the "Co-Arranger" shall be necessary parties to any consent, waiver or amendment to this Agreement which may be made hereafter, and any requirement for their signatures to any such document are hereby waived by the other parties hereto.

2. Miscellaneous.

     2.1 Effect and Effective Date of Amendments. The effective date of the amendments to the Credit Agreement set forth in Sections 1.2 and 1.3 above shall be the Closing Date. Except as set forth expressly herein, all terms of the Credit Agreement shall remain unchanged. It is not intended by the Parties that this Amendment constitute, and this Amendment, shall not constitute a novation


     2.2 Georgia Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF GEORGIA.

     2.3   Counterparts.   This  Amendment  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     2.4 Entire Agreement. This Amendment shall constitute the entire agreement among the parties with respect to the subject matter hereof.



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     2.5  Restatement of  Representations  and  Warranties.  To induce all other
Parties to enter into this Amendment (A) Borrower hereby restates and renews each and every representation and warranty heretofore made by it under, or in connection with, the execution and delivery of, the Credit Agreement; (B) Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and in the Loan Documents, as amended hereby, effective as of the date hereof; and (C) Borrower hereby certifies that no Event of Default or Default Condition has occurred and is continuing.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal, by their respective authorized officers, as of the day and year first above written.

"BORROWER"

AVADO BRANDS, INC.                          (SEAL)


By:_________________________________
     Louis J. Profumo
     Senior Vice President of Finance

Attest:_____________________________
John G. McLeod, Jr.
Secretary


                                            "BANKS"

WACHOVIA BANK, NATIONAL
ASSOCIATION, as the Administrative Agent and as
a Bank                                               (SEAL)


By:________________________________
     W. Tompkins Rison, Vice President




BANKBOSTON, N.A., as Syndication Agent
and as a Bank                               (SEAL)


By:________________________________
      Name:__________________________
      Title:___________________________


SUNTRUST BANK, ATLANTA,
as a Bank

By:________________________________
     Name:___________________________
     Title:____________________________


By:________________________________
     Name:___________________________
     Title:____________________________

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK INTERNATIONAL,"
NEW YORK BRANCH

By:________________________________
     Name:___________________________
     Title:____________________________


By:________________________________
     Name:___________________________
     Title:____________________________


COMERICA BANK,
as a Bank
(SEAL)

By:________________________________
      Name:___________________________
      Title:____________________________



SOUTHTRUST BANK, NATIONAL ASSOCIATION, as a Bank
(SEAL)


By:________________________________
      Name:___________________________
      Title:____________________________